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                                                                     Rule 482 Ad
                                                      Registration No. 002-87775
                                                                        811-4815

                                                         CU | Employee Solutions

     COMING SOON!
     TARGET RETIREMENT DATE INVESTMENT ACCOUNTS


     Saving for retirement has never been easier!

     With Target Retirement 2020, 2030 and 2040 investment accounts* all you have to do is select the investment account that is nearest to the year you plan to retire and choose this for 100% of your allocation.
     Set it and forget it.  That's it!

     Target Retirement Investment Accounts (2020, 2030 and 2040) are managed by investment professionals who adjust the mix of assets based on the amount of time until your anticipated retirement date. The asset allocation over time will migrate from a higher risk profile with higher anticipated returns in your early savings years to a more conservative profile as you approach retirement. This provides a single investment option that you can utilize for your entire retirement savings lifetime. It is important to note that the Target Retirement Investment Accounts are different from the currently available Lifestyle Allocation Accounts which are risk based (i.e. conservative, moderate, aggressive) and are not automatically adjusted over time.

     Target Retirement Investment Accounts 2020, 2030 and 2040 are available starting October 5, 2007. Here's an example to help illustrate how to select the target retirement investment account that is right for you.

     EXAMPLE #1:
     Jane is 35 years old and plans to retire when she is 65. Jane invests 100% of her retirement dollars into the Target Retirement 2040 investment account.
     JANE'S CALCULATION: 2007 (today's year) + 30 (years until retirement) = 2037. Round that number to the nearest investment account date = 2040.

     EXAMPLE #2:
     Greg is 48 years old and plans to retire when he is 65. Greg invests 100% of his retirement dollars into the Target Retirement 2030 investment account.
     GREG'S CALCULATION: 2007 (today's year) + 17 (years until retirement) = 2024. Greg can choose either the Target Retirement 2020 or 2030 investment account. Greg's decision to go with the Target Retirement 2020 account is based upon his other retirement income he has saved in an IRA from an inheritance he received three years ago.

     If you are still not sure what investment choice is right for you, call the investment professionals at CUNA Mutual Retirement and Investment Solutions Center** at 1-800-999-8786, Option 3.


     * To obtain a prospectus for the Target Retirement investment accounts, call 1-800-999-8786, option 3. Investment objectives, risks, charges, expenses and other important information about the investment accounts are contained in the prospectus; read and consider it carefully before investing. Non-deposit Investment and insurance products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by the financial institution. The investment accounts are distributed by CUNA Brokerage Services, Inc., member FINRA and SIPC.

     **Representatives are registered, securities are sold, and investments advisory services offered through CUNA Brokerage Services, Inc. (CBSI), member FINRA/SIPC, a registered broker/dealer and investment advisor, 2000


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     Heritage Way, Waverly, Iowa 50677, toll-free 866-512-6109. Trust services available through MEMBERS Trust Company. CBSI is under contract with the financial institution, through the financial services program, to make securities available to members.

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